EXHIBIT 10.16

                      SYNDICATION AMENDMENT AND ASSIGNMENT


         THIS SYNDICATION AMENDMENT AND ASSIGNMENT (this "Amendment"), dated as of November 24, 1998 is by and among ADVANCED GLASSFIBER YARNS LLC, a Delaware limited liability company (the "Borrower"), those Domestic Subsidiaries of the Borrower party to the Existing Credit Agreement referred to below (collectively the "Guarantors"), THE PERSON IDENTIFIED AS AN "EXISTING LENDER" ON THE SIGNATURE PAGES HERETO (the "Existing Lender"), THE PERSONS IDENTIFIED AS "NEW LENDERS" ON THE SIGNATURE PAGES HERETO (the "New Lenders" and, together with the Existing Lender, the "Lenders") and FIRST UNION NATIONAL BANK, a national banking association, as Agent for the Lenders (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement dated as of September 30, 1998, (the "Existing Credit Agreement") among the Borrower, the Guarantors, the Existing Lender and the Agent, the Existing Lender has extended commitments to make certain credit facilities available to the Borrower; and

         WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:


                                     PART I
                                   DEFINITIONS

                  SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                  "Amendment Effective Date" is defined in Subpart 4.1.

                  SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                    PART II

                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

                  SUBPART 2.1. Amendments to Schedule 2.1(a). Schedule 2.1(a) of the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 2.1(a) attached hereto is substituted therefor.

                  SUBPART 2.2. Amendments to Schedule 9.2. Schedule 9.2 of the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 9.2 attached hereto is substituted therefor.

                  SUBPART 2.3 Amendments to Section 2.2A(b). An entry in the amount of $5,750,000 is hereby added to the table appearing in Section 2.2A(b) of the Existing Credit Agreement under the column labeled "Amount" which corresponds with the "Payment Date" of September 30, 2004.

                  SUBPART 2.4 Amendments to Section 9.6(c). The proviso at the end of the first sentence of Section 9.6(c) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  ; provided, however, that any sale or assignment to an existing Lender or any affiliate thereof or any fund that invests in bank loans and is advised or managed by an investment advisor to an existing Lender shall not require the consent of the Agent or the Borrower nor shall any such sale or assignment be subject to the minimum assignment amounts specified herein.


                                    PART III
                           ASSIGNMENTS AND ASSUMPTIONS

         The Existing Lender hereby sells and assigns, without recourse, to the New Lenders, and the New Lenders hereby purchase and assume, without recourse, from the Existing Lender, effective as of the Amendment Effective Date, such interests in the Existing Lender's rights and obligations under the Existing Credit Agreement and the other Credit Documents (including, without limitation, the Commitments of the Existing Lender on the Amendment Effective Date and the Revolving Loans and the portions of the Term Loans owing to the Existing Lender which are outstanding on the Amendment Effective Date) as shall be necessary in order to give effect to the reallocations of the Revolving Committed Amount, the Revolving Commitment Percentages, the Tranche A Term Loan Committed Amount, the Tranche A Term Loan Commitment

 Percentages, the Tranche B Term Loan Committed Amount and the Tranche B Term Loan Commitment Percentages effected by the amendment to Schedule 2.1(a) to the Existing Credit Agreement pursuant to Subpart 2.1, whereupon each of the New Lenders shall be a party to the Amended Credit Agreement and have all of the rights and obligations of a Lender thereunder and under the other Credit Documents. The Existing Lender hereby represents and warrants (a) that it is the lawful owner of the interests being assigned hereby, free and clear of any lien or other adverse claim and (b) that it is legally authorized to enter into this Amendment and this Amendment is the legal, valid and binding obligation of the Existing Lender, enforceable against it in accordance with its terms. The New Lenders shall make payment in exchange for such interests in the Existing Lender's rights and obligations under the Existing Credit Agreement and the other Credit Documents on November 30, 1998 in the amounts and in accordance with the percentages set forth in Schedule 2.1(a), as amended hereby, and the instructions of the Agent. Each New Lender (a) represents and warrants that it is legally authorized to enter into this Amendment and this Amendment is the legal, valid and binding obligation of such New Lender, enforceable against it in accordance with its terms; (b) confirms that it has received a copy of the Existing Credit Agreement, together with copies of the financial statements referred to in Section 3.1 thereof, the financial statements delivered pursuant to Section 5.1 thereof, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (c) agrees that it will, independently and without reliance upon the Existing Lender, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Amended Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Amended Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Section
2.18 of the Amended Credit Agreement. The Existing Lender shall, to the extent of the interests assigned hereby, relinquish its rights and be released from its obligations under the Existing Credit Agreement. The Agent shall maintain in its internal records and record in the Register the information relating to the assignments and assumptions effected pursuant to this Part III and as required by Section 9.6(d) of the Existing Credit Agreement. The Agent hereby agrees (i) that no transfer fee shall be payable under Section 9.6(e) of the Existing Credit Agreement or otherwise in connection with the assignments effected pursuant to this Part III and (ii) to pay to each New Lender on the Amendment Effective Date its portion of the upfront fee as set forth in the Confidential Information Memorandum dated October, 1998 relating to the Borrower and the credit facilities and distributed to the New Lenders by the Agent.

                                     PART IV
                           CONDITIONS TO EFFECTIVENESS

                  SUBPART 4.1. Amendment Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment Effective Date") when all of the conditions set forth in this Part IV shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "Syndication Amendment and Assignment."

                  SUBPART 4.2. Execution of Counterparts of Amendment. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Lenders.

                  SUBPART 4.3. Execution and Delivery of New Notes. Each Lender shall have received a new Note or Notes, as the case may be, each in the principal amount of its respective Commitments and duly executed on behalf of the Borrower and all heretofore existing Notes shall have been cancelled.


                                     PART V
                                  MISCELLANEOUS

                  SUBPART 5.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

                  SUBPART 5.2. Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

                  SUBPART 5.3. References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 4.1, all references in the Existing Credit Agreement to the "Agreement" and all references in the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

                  SUBPART 5.4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants that (a) the conditions precedent to the initial Loans were satisfied as of the Closing Date (or as otherwise agreed to and assuming satisfaction or waiver, if applicable, of all requirements in such conditions that an item be in form and/or substance reasonably satisfactory to the

         Agent or any Lenders or that any event or action have been completed or performed to the reasonable satisfaction of the Agent or any Lenders),
         (b) the representations and warranties contained in Article III of the Existing Credit Agreement (as amended by this Amendment) are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (c) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

                  SUBPART 5.5. Representations and Warranties of the New Lenders. Each of the New Lenders hereby represents and warrants to the Borrower that at least one of the following statements is an accurate representation as to the source of funds to be used by such New Lender in connection with the financing under the Amended Credit Agreement:

                  (a) no part of such funds constitutes assets allocated to any separate account maintained by such Lender in which any employee benefit plan (or its related trust) has any interest;

                  (b) to the extent that any part of such funds constitutes assets allocated to any separate account maintained by such Lender, such Lender has disclosed to the Borrower the name of each employee benefit plan whose assets in such account exceed 10% of the total assets of such account as of the date of such purchase (and, for purposes of this subsection (b), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan);

                  (c) to the extent that any part of such funds constitutes assets of an insurance company's general account, there is no employee benefit plan or group of plans maintained by the same employee organization with respect to which the amount of such insurance company's general account reserves (as determined under Code Section 807(d)) for all contracts held by or on behalf of such plan or plans exceeds 10% of the total liabilities of such insurance company's general account, and such insurance company is relying on Prohibited Transaction Class Exemption 95-60 (issued July 12, 1995);

                  (d) to the extent that any part of such funds constitutes assets of an insurance company's general account, such insurance company has complied with all of the requirements of the regulations issued under Section 401(c)(1)(A) of ERISA; or

                  (e) such funds constitute assets of one or more specific benefit plans which such Lender has identified in writing to the Borrower.

         As used in this Subpart 5.5, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

                  SUBPART 5.6. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  SUBPART 5.7. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                  SUBPART 5.8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


         [The remainder of this page has been left blank intentionally]

         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                     ADVANCED GLASSFIBER YARNS LLC,
                              a Delaware limited liability company


                              By:      /S/ Robert B. Fisher
                                    --------------------------
                              Name:    Robert B. Fisher
                              Title:   President


GUARANTORS:                   AGY CAPITAL CORP., a Delaware corporation


                               By: /S/ Robert B. Fisher
                                   ---------------------
                               Name: Robert B. Fisher
                               Title: President



EXISTING LENDER:              FIRST UNION NATIONAL BANK, individually in
                              its capacity as an Existing Lender, a Lender and in its capacity as Agent


                               By: /S/ Roger Pelz
                                  -----------------
                               Name: Roger Pelz
                               Title: Senior Vice President






                               [SIGNATURES CONTINUED]

NEW LENDERS:                  SUNTRUST BANK, ATLANTA


                               By: /S/ Laura Kahn
                                  -----------------
                               Name: Laura Kahn
                               Title: Senior Vice President


                               By: /S/ Brenda Zino
                                  -----------------
                               Name: Brenda Zino
                               Title: Banking Officer

                               NATIONSBANK, N.A.


                               By: /S/ E. Bennett Parks
                                  ----------------------
                               Name: E. Bennett Parks
                               Title: Senior Vice President

                               ALLSTATE LIFE INSURANCE COMPANY


                               By: /S/ Patricia W. Wilson
                                  ------------------------
                               Name: Patricia W. Wilson


                               By: /S/ Jerry D. Zinkula
                                  ------------------------
                               Name: Jerry D. Zinkula
                               Its Authorized Signatories

                               THE CIT GROUP/EQUIPMENT FINANCING, INC.


                               By: /S/ Eric M. Moore
                                  --------------------
                               Name: Eric M. Moore
                               Title: Assistant Vice President

                               ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG


                               By: /S/ Paul Judicke
                                  ------------------
                               Name: Paul Judicke
                               Title: Vice President

                               By: /S/ John Runnion
                                  ------------------
                               Name: John Runnion
                               Title: First Vice President

                               ABN AMRO BANK N.V.


                               By: /S/ G. Mark Clegg, Jr.
                                  -----------------------
                               Name: G. Mark Clegg, Jr.
                               Title: Vice President

                               By: /S/ Robert A. Budnek
                                  ----------------------
                               Name: Robert A. Budnek
                               Title: Vice President

                               FIRSTRUST BANK


                               By: /S/ Edward D'Ancona
                                  ---------------------
                               Name: Edward D'Ancona
                               Title: EVP

                               MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


                               By: /S/ Peter Gewirtz
                                  -------------------
                               Name: Peter Gewirtz
                               Title: Authorized Signatory

                               BHF BANK AKTIENGESELLSCHAFT


                               By: /S/ John Sykes         Hans J. Scholz
                                   --------------------------------------
                               Name: John Sykes           Hans J. Scholz
                               Title: Vice President    Assistant Vice President

                               SENIOR DEBT PORTFOLIO


                               By: Boston Management and Research, as Investment Advisor

                               Name: /S/ Scott H. Page
                                    -------------------
                               Title: Vice President

                               MASSACHUSETTS MUTUAL LIFE INSURANCE


                               By: /S/ John B. Wheeler
                                  ---------------------
                               Name: John B. Wheeler
                               Title: Managing Director

                               SOCIETE GENERALE NEW YORK BRANCH


                               By: /S/ Cynthia Colucci
                                  ---------------------
                               Name: Cynthia Colucci
                               Title: Vice President

                               COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                               EUROPEENNE


                               By: /S/ Brian O'Leary
                                  -------------------
                               Name: Brian O'Leary
                               Title: Vice President


                               By: /S/ Sean Mounier
                                  ------------------
                               Name: Sean Mounier
                               Title: First Vice President

                               NATEXIS BANQUE


                               By: /S/ Pieter J. van Tulder
                                  --------------------------
                               Name: Pieter J. van Tulder
                               Title: Multinational Group


                               By: /S/ John Rigo
                                  ---------------
                               Name: John Rigo
                               Title: AVP

                               MASSMUTUAL HIGH YIELD PARTNERS II, LLC

                               By: HYP Management, Inc., as Managing Member

                               By: /S/ John B. Wheeler
                                  ----------------------
                               Its: Vice President

                               CYPRESSTREE INVESTMENT FUND, LLC

                               By: CypressTree Investment Management Company Inc., its Managing Member

                               By: /S/ Peter K. Merrill, Managing Director
                                 ------------------------------------------
                               Title:

                               CYPRESSTREE INSTITUTIONAL FUND, LLC

                               By: CypressTree Investment Management Company Inc., its Managing Member

                               By: /S/ Peter K. Merrill, Managing Director
                                  -----------------------------------------
                               Title:

                               KZH CYPRESSTREE-1 LLC


                               By: /S/ Virginia Conway
                                  ---------------------
                               Name: Virginia Conway
                               Title: Authorized Agent

                               NORTH AMERICAN SENIOR FLOATING RATE FUND

                               By: CypressTree Investment Management Company, Inc., as Portfolio Manager

                               By: /S/ Peter K. Merrill
                                  -----------------------
                               Name: Peter K. Merrill
                               Title: Managing Director

                               KZH ING-2 LLC

                               By: ING Capital Advisors, Inc., its Managing
                               Member

                               By: /S/ Virginia Conway
                                  ---------------------
                               Name: Virginia Conway
                               Title: Authorized Agent

                               KZH ING-3 LLC

                               By: ING Capital Advisors, Inc., its Managing
                               Member

                               By: /S/ Virginia Conway
                                  ----------------------
                               Name: Virginia Conway
                               Title: Authorized Agent

                               RELIASTAR LIFE INSURANCE COMPANY

                               By: /S/ James V. Wittich
                                  ----------------------
                               Name: James V. Wittich
                               Title: Authorized Representative

                               NORTHERN LIFE INSURANCE COMPANY

                               By: /S/ James V. Wittich
                                  ----------------------
                               Name: James V. Wittich
                               Title: Assistant Treasurer

                               SECURITY CONNECTICUT LIFE INSURANCE COMPANY

                               By: /S/ James V. Wittich
                                  ----------------------
                               Name: James V. Wittich
                               Title: Assistant Treasurer

                               INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                               By: Indosuez Capital Luxembourg, as Collateral Member

                               By: /S/ Denis Sergent
                                  -------------------
                               Name: Denis Sergent
                               Title: Authorized Signatory

                               INDOSUEZ CAPITAL FUNDING IV, L.P.

                               By: Indosuez Capital Luxembourg, as Collateral Member

                               By: /S/ Denis Sergent
                                  -------------------
                               Name: Denis Sergent
                               Title: Authorized Signatory

                               OXFORD STRATEGIC INCOME FUND

                               By: Eaton Vance Management as Investment Advisor

                               By: /S/ Scott H. Page
                                  -------------------
                               Name: Scott H. Page
                               Title: Vice President

                               EATON VANCE SENIOR INCOME TRUST

                               By: Eaton Vance Management as Investment Advisor


                               By: /S/ Scott H. Page
                                  --------------------
                               Name: Scott H. Page
                               Title: Vice President

                                 Schedule 2.1(a)
                             SCHEDULE OF LENDERS AND
                                   COMMITMENTS


                                       Revolving             Revolving
                                       Committed             Commitment
      Lender                            Amount               Percentage
      ------                        --------------          -------------
First Union National Bank           $18,552,631.58          24.7368421053%
ABN AMRO Bank N.V.                  $ 9,868,421.05          13.1578947368%
SunTrust Bank, Atlanta              $ 9,868,421.05          13.1578947368%
The CIT Group/Equipment             $ 5,921,052.63           7.8947368421%
 Financing, Inc.
NationsBank, N.A.                   $ 5,921,052.63           7.8947368421%
Societe Generale, New York Branch   $ 5,921,052.63           7.8947368421%
BHF Bank Aktiengesellschaft         $ 3,947,368.42           5.2631578947%
Compagnie Financiere De CIC Et      $ 3,947,368.42           5.2631578947%
 De L'Union Europeenne
Erste Bank Der Oestereichischen     $ 3,947,368.42           5.2631578947%
 Sparkassen AG
NATEXIS Banque                      $ 3,947,368.42           5.2631578947%
Firstrust Bank                      $ 3,157,894.74           4.2105263158%
                                    --------------          -------------
                                    $75,000,000.00         100.0000000000%




                                                   LOC Subfacility       LOC Subfacility
                                                      Committed             Commitment
        Lender                                          Amount              Percentage
        ------                                     ----------------      ---------------
First Union National Bank                           $ 7,421,052.64        24.7368421053%
ABN AMRO Bank N.V.                                  $ 3,947,368.42        13.1578947368%
SunTrust Bank, Atlanta                              $ 3,947,368.42        13.1578947368%
The CIT Group/Equipment Financing, Inc.             $ 2,368,421.05         7.8947368421%
NationsBank, N.A.                                   $ 2,368,421.05         7.8947368421%
Societe Generale, New York Branch                   $ 2,368,421.05         7.8947368421%
BHF Bank Aktiengesellschaft                         $ 1,578,947.37         5.2631578947%
Compagnie Financiere De CIC Et De                   $ 1,578,947.37         5.2631578947%
 L'Union Europeenne
Erste Bank Der Oestereichischen                     $ 1,578,947.37         5.2631578947%
 Sparkassen AG
NATEXIS Banque                                      $ 1,578,947.37         5.2631578947%
Firstrust Bank                                      $ 1,263,157.89         4.2105263158%
                                                    --------------       ---------------
                                                    $30,000,000.00       100.0000000000%


                                    Swingline                     Swingline
                                    Committed                     Commitment
        Lender                        Amount                      Percentage
        ------                    --------------                ---------------
First Union National Bank         $10,000,000.00                100.0000000000%
                                  --------------                ---------------
                                  $10,000,000.00                100.0000000000%




                                               Tranche A Term Loan          Tranche A Term Loan
           Lender                               Committed Amount           Commitment Percentage
           ------                              --------------------        ---------------------
 First Union National Bank                     $ 28,447,368.42                24.7368421053%
 ABN AMRO Bank N.V.                            $ 15,131,578.95                13.1578947368%
 SunTrust Bank, Atlanta                        $ 15,131,578.95                13.1578947368%
 The CIT Group/Equipment Financing, Inc.       $  9,078,947.37                 7.8947368421%
 NationsBank, N.A.                             $  9,078,947.37                 7.8947368421%
 Societe Generale, New York Branch             $  9,078,947.37                 7.8947368421%
 BHF Bank Aktiengesellschaft                   $  6,052,631.58                 5.2631578947%
 Compagnie Financiere De CIC Et De             $  6,052,631.58                 5.2631578947%
  L'Union Europeenne
 Erste Bank Der Oesterreichischen              $  6,052,631.58                 5.2631578947%
  Sparkassen AG
 NATEXIS Banque                                $  6,052,631.58                 5.2631578947%
 Firstrust Bank                                $  4,842,105.26                 4.2105263158%
                                               ---------------               ---------------
                                               $115,000,000.00               100.0000000000%


                                                                  Tranche B                       Tranche B
                                                             Term Loan Committed            Term Loan Commitment
           Lender                                                   Amount                       Percentage
           -----                                             -------------------             --------------------
First Union National Bank                                      $ 24,000,000.00                 19.2000000000%
Senior Debt Portfolio                                          $ 23,000,000.00                 18.4000000000%
Morgan Stanley Dean Witter Prime Income Trust                  $ 14,000,000.00                 11.2000000000%
Massachusetts Mutual Life Insurance                            $  8,750,000.00                  7.0000000000%
Allstate Life Insurance Co.                                    $  8,000,000.00                  6.4000000000%
SunTrust Bank, Atlanta                                         $  8,000,000.00                  6.4000000000%
KZH ING-2 LLC                                                  $  6,000,000.00                  4.8000000000%
KZH CypressTree-1 LLC                                          $  5,500,000.00                  4.4000000000%
Indosuez Capital Funding IV, L.P.                              $  5,333,334.00                  4.2666672000%
MassMutual High Yield Partners II, LLC                         $  5,250,000.00                  4.2000000000%
Northern Life Insurance Company                                $  3,000,000.00                  2.4000000000%
Indosuez Capital Funding IIA, Limited                          $  2,666,666.00                  2.1333328000%
KZH ING-3 LLC                                                  $  2,000,000.00                  1.6000000000%
ReliaStar Life Insurance Company                               $  2,000,000.00                  1.6000000000%
Oxford Strategic Income Fund                                   $  2,000,000.00                  1.6000000000%
Eaton Vance Senior Income Trust                                $  2,000,000.00                  1.6000000000%
CypressTree Institutional Fund, LLC                            $  1,000,000.00                  0.8000000000%
CypressTree Investment Fund, LLC                               $  1,000,000.00                  0.8000000000%
Security Connecticut Life Insurance Company                    $  1,000,000.00                  0.8000000000%
North American Senior Floating Rate Fund                       $    500,000.00                  0.4000000000%
                                                               ----------------               ---------------
                                                               $125,000,000.00                100.0000000000%

                                  Schedule 9.2

                            LENDERS' LENDING OFFICES

FIRST UNION NATIONAL BANK

Roger Pelz
Senior Vice President
First Union National Bank
NC0737
301 S. College Street, DC-5
Charlotte, NC  28288-0737

Phone:   704-374-6060
Fax:     704-374-4793

SUNTRUST BANK, ATLANTA

Laura Kahn
Senior Vice President
SunTrust Bank, Atlanta
303 Peachtree St.
24th Floor, MC 126
Atlanta Georgia  30308

Phone:   (404) 588-7705
Fax:     (404) 575-2594

NATIONSBANK, N.A.

Brenda Brown
Assistant Vice President
NationsBank, N.A.
101 W. Friendly Avenue, 3rd Floor
NC4-200-03-08
Greensboro, North Carolina  27401

Phone:   (336) 805-3386
Fax:     (336) 805-3019

ALLSTATE LIFE INSURANCE COMPANY

Mary Counley
Allstate Life Insurance Company
3075 Sanders Road, STE G4A
Northbrook, Illinois  60062-7127

Phone:   (847) 402-7048
Fax:     (847) 326-5042

THE CIT GROUP/EQUIPMENT FINANCING, INC.

Joseph O'Laughlin
Operations Officer
The CIT Group/Equipment Financing, Inc.
900 Ashwood Parkway, Suite 600
Atlanta, Georgia  30338

Phone:   (770) 677-3471
Fax:     (770) 551-7867

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG

Ed Tanczos
Erste Bank Der Oesterreichischen Sparkassen AG
280 Park Avenue
West Building, 32nd Floor
New York, New York  10017

Phone:   (212) 984-5653
Fax:     (212) 984-5626

ABN AMRO BANK N.V.

Monica Podbielski
ABN AMRO Bank N.V.
208 S. LaSalle St., Suite 1501
Chicago, Illinios  60604

Phone:   (312) 992-5132
Fax:     (312) 312-992-5111

FIRSTRUST BANK

Jac Howard Reed
Loan Servicing
1931 Cottman Avenue
Philadelphia, Pennsylvania  19111

Phone:   (215) 728-8450
Fax:     (215) 728-6105
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MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

Chris Colman
Morgan Stanley Dean Witter Advisors, Inc.
Two World Trade Center, 72nd Floor
New York, New York  10048

Phone:   (212) 392-0539
Fax:     (212) 392-5345

BHF BANK AKTIENGESELLSCHAFT

Renate Boston
Assistant Treasurer
BHF Bank Aktiengesellschaft
590 Madison Avenue, 30th Floor
New York, New York  10022

Phone:   (212) 756-5543
Fax:     (212) 756-5536

SENIOR DEBT PORTFOLIO

Steve O'Brien
Senior Debt Portfolio
c/o Boston Management and Research
24 Federal Street, 6th Floor
Boston, Massachusetts  02110

Phone:   (617) 348-0115
Fax:     (617) 695-9594

MASSACHUSETTS MUTUAL LIFE INSURANCE

Lisa Yoerg
Massachusetts Mutual Life Insurance
1295 State Street
Springfield, MA 01111

Phone:   (413) 744-6776
Fax:     (413) 744-6127



SOCIETE GENERALE NEW YORK BRANCH

Cynthia Colucci
Vice President
Societe Generale New York Branch
1221 Avenue of the Americas
New York, NY 10020

Phone:   (212) 278-6924
Fax:     (212) 278-7463

COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE

Brian P. O'Leary
Compagnie Financiere De CIC Et
 De L'Union Europeenne
520 Madison Avenue
37th Floor
New York, New York 10022

Phone:   (212) 715-4422
Fax:     (212) 715-4535

NATEXIS BANQUE

John Rigo
Assistant Vice President
NATEXIS Banque
645 5th Avenue
20th Floor
New York, New York  10022

Phone:   (212) 872-5119
Fax:     (212) 872-5045

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
MASS MUTUAL HIGH YIELD PARTNERS II, LLC

Lisa Yoerg
MassMutual High Yield Partners II, LLC
1295 State Street
Springfield, MA 01111

Phone:   (413) 744-6776
Fax:     (413) 744-6127

CYPRESSTREE INVESTMENT FUND, LLC

Tim Barns
CypressTree Investment Fund, LLC
c/o Cypress Tree Investment Management Company, Inc.
125 High Street
14th Floor
Boston, MA  02110

Phone:   (617) 946-0600
Fax:     (617) 946-5687

CYPRESS TREE INSTITUTIONAL FUND, LLC

Tim Barns
CypressTree Institutional Fund, LLC
c/o Cypress Tree Investment Management Company, Inc.
125 High Street
14th Floor
Boston, MA  02110

Phone:   (617) 946-0600
Fax:     (617) 946-5687

NORTH AMERICAN SENIOR FLOATING RATE FUND

Tim Barns
North American Senior Floating Rate Fund
c/o Cypress Tree Investment Management Company, Inc.
125 High Street
14th Floor
Boston, MA  02110

Phone:   (617) 946-0600
Fax:     (617) 946-5687

KZH CYPRESSTREE-1 LLC

KZH CypressTree-1 LLC
Attention: Virginia Conway
c/o The Chase Manhattan Bank
450 West 33rd Street - 15th Floor
New York, NY 10001

Phone:   (212) 946-7575
Fax:     (212) 946-7776

KZH ING-2 LLC

KZH ING-2 LLC
Attention: Virginia Conway
c/o The Chase Manhattan Bank
450 West 33rd Street - 15th Floor
New York, NY 10001

Phone:   (212) 946-7575
Fax:     (212) 946-7776

and

ING Capital Advisors, Inc.
Attention:  Jonathan David
333 S. Grand Ave., Suite 4250
Los Angeles, CA  90071

Phone:   (213) 346-3973
Fax:     (213) 346-3995

KZH ING-3 LLC

KZH ING-3 LLC
Attention: Virginia Conway
c/o The Chase Manhattan Bank
450 West 33rd Street - 15th Floor
New York, NY 10001

Phone:   (212) 946-7575
Fax:     (212) 946-7776

and

ING Capital Advisors, Inc.
Attention:  Jonathan David
333 S. Grand Ave., Suite 4250
Los Angeles, CA  90071

Phone:   (213) 346-3973
Fax:     (213) 346-3995

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
RELIASTAR LIFE INSURANCE COMPANY

ReliaStar Life Insurance Company
c/o ReliaStar Investment Research, Inc.
100 Washington Avenue South, Suite 800
Minneapolis, MN 55401-2121

Phone:   (612) 372-5257
Fax:     (612) 372-5368

NORTHERN LIFE INSURANCE COMPANY

Northern Life Insurance Company
c/o ReliaStar Investment Research, Inc.
100 Washington Avenue South, Suite 800
Minneapolis, MN 55401-2121

Phone:   (612) 372-5257
Fax:     (612) 372-5368

SECURITY CONNECTICUT LIFE INSURANCE COMPANY

Security Connecticut Life Insurance Company
ReliaStar Investment Research, Inc.
100 Washington Avenue South, Suite 800
Minneapolis, MN 55401-2121

Phone:   (612) 372-5257
Fax:     (612) 372-5368

INDOSUEZ CAPITAL FUNDING IIA, LIMITED

Indosuez Capital Funding IIA, Limited
c/o Chase Bank of Texas
Attention:  Joe Elston, Asset Backed Group,
A/C 2300701
600 Travis Street, 8th Floor
Houston, TX 77002-8039

Phone:   (713) 216-2704
Fax:     (713) 216-2101

INDOSUEZ CAPITAL FUNDING IV, LP

Indosuez Capital Funding IV, L.P
c/o Chase Bank of Texas
Attention:  Joe Elston, Asset Backed Group
A/C 20015
600 Travis Street, 8th Floor
Houston, TX 77002-8039

Phone:   (713) 216-2704
Fax:     (713) 216-2101


EATON VANCE SENIOR INCOME TRUST

Eaton Vance Management
Attention:  Eaton Vance Senior Income Trust
24 Federal Street, 6th Floor
Boston, Massachusetts  02110

Phone:   (617) 348-0115
Fax:     (617) 695-9594


OXFORD STRATEGIC INCOME FUND

Eaton Vance Management
Attention:  Prime Rate Reserves
24 Federal Street, 6th Floor
Boston, Massachusetts  02110

Phone:   (617) 348-0115
Fax:     (617) 695-9594

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